EXHIBIT 99



               Premier 1996-4 Structural and Collateral Materials

        The information contained in the attached materials is referred to as the "Information".

        The attached Term Sheet has been prepared by Chrysler Financial Corporation ("CFC"). Neither __________________________ ("_________") nor any
of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

        The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

        The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

        Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the ___________ Trading Desk at ________________.

                           Premier Auto Trust 1996-4
              Chrysler Financial Corporation, Seller and Servicer

                              Subject to Revision

                           Term Sheet dated August 21, 1996
Issuer...................   Premier Auto Trust 1996-4 (the "Trust"
                            or the "Issuer").

The Notes................   (i) Class A-1 _____% Asset Backed Notes (the
                            "Class A-1 Notes") in the aggregate initial
                            principal amount of $250,000,000.00. The Class A-1
                            Notes are not being offered;

                            (ii) Class A-2 Floating Rate Asset Backed Notes
                            (the "Class A-2 Notes") in the aggregate initial principal amount of $600,000,000.

                            (iii) Class A-3 _____% Asset Backed Notes (the
                            "Class A-3 Notes") in the aggregate initial principal amount of $353,000,000; and

                            (iv) Class A-4 _____% Asset Backed Notes (the
                            "Class A-4 Notes") in the aggregate initial principal amount of $240,742,000.

The Certificates.........   ____% Asset Backed Certificates (the
                            "Certificates" and, together with the Notes, the
                            "Securities") with an aggregate initial
                            Certificate Balance of $56,249,236.33.

Terms of the Notes:

  A.  Distribution Dates.   Payments of interest and principal on the Notes
                            will be made on the sixth day of each month or, if
                            any such day is not a Business Day, on the next
                            succeeding Business Day (each, a Distribution
                            Date"), commencing September 6, 1996.

  B.  Interest Rates.....   The Class A-1, Class A-3 and Class A-4 Notes will
                            have fixed interest rates. The Class A-2 Rate will
                            be LIBOR (as defined in the Prospectus Supplement)
                            plus ___%, subject to a maximum rate of 12%.

  C.  Interest...........   Interest on the Notes other than the Class A-2
                            Notes will accrue at the applicable Interest Rate
                            from the Closing Date (in the case of the first
                            Distribution Date) or from the sixth day of the
                            month preceding the month of a Distribution Date
                            to and including the fifth day of the month of
                            such Distribution Date. Interest on the
                            outstanding principal amount of the Class A-2
                            Notes will accrue at the Class A-2 Rate from the
                            Closing Date (in the case of the first
                            Distribution Date) or from the most recent
                            Distribution Date on which interest has been paid
                            to but excluding the following Distribution Date
                            (each, a "Floating Rate Interest Accrual Period").
                            Interest on each class of Notes other than the
                            Class A-2 Notes will be calculated on the basis of
                            a 360-day year consisting of twelve 30-day months.
                            Interest on the Class A-2 Notes will be calculated
                            on the basis of the actual number of days in each
                            Floating Rate Interest Accrual Period divided by
                            360.






  D.  Principal..........   Principal of the Notes will be payable on each
                            Distribution Date in an amount equal to the
                            Noteholders' Principal Distributable Amount for
                            the calendar month (the "Collection Period")
                            preceding such Distribution Date to the extent of
                            funds available therefor. The "Noteholders'
                            Principal Distributable Amount" will equal (i) the
                            Regular Principal Distribution Amount plus (ii)
                            the Accelerated Principal Distribution Amount. The
                            "Regular Principal Distribution Amount" with
                            respect to any Distribution Date will generally
                            equal the amount of principal paid or, in certain
                            circumstances, scheduled to be paid with respect
                            to the Receivables plus, in certain circumstances,
                            the principal balance of defaulted Receivables.
                            The "Accelerated Principal Distribution Amount"
                            with respect to a Distribution Date will equal the
                            portion, if any, of the Total Distribution Amount
                            for the related Collection Period that remains
                            after payment of (a) the Servicing Fee (together
                            with any portion of the Servicing Fee that remains
                            unpaid from prior Distribution Dates), (b) the
                            interest due on the Notes, (c) the Regular
                            Principal Distribution Amount, (d) the interest
                            due on the Certificates, and (e) the amount, if
                            any, required to be deposited in the Reserve
                            Account on such Distribution Date.

                            No principal payments will be made (i) on the Class A-2 Notes until the Class A-1 Notes have been paid in full; (ii) on the Class A-3 Notes until the Class A-2 Notes have been paid in full;
                            or (iii) on the Class A-4 Notes until the Class
                            A-3 Notes have been paid in full.

                            The outstanding principal amount of the Class A-1
                            Notes, to the extent not previously paid, will be payable on the September 1997 Distribution Date
                            (the "Class A-1 Final Scheduled Distribution
                            Date"); the outstanding principal amount of the Class A-2 Notes, to the extent not previously paid, will be payable on the September 1999
                            Distribution Date (the "Class A-2 Final Scheduled
                            Distribution Date"); the outstanding principal amount of the Class A-3 Notes, to the extent not previously paid, will be payable on the November
                            2000 Distribution Date (the "Class A-3 Final
                            Scheduled Distribution Date"); and the outstanding principal amount of the Class A-4 Notes, to the extent not previously paid, will be payable on the October 2001 Distribution Date (the "Class A-4
                            Final Scheduled Distribution Date").

  E.  Optional Redemption   The Class A-4 Notes will be redeemable in whole,
                            but not in part, after the Pool Balance declines
                            to 10% or less of the Initial Pool Balance.
Terms of the Certificates:
  A.  Distribution Dates..  Distributions with respect to the Certificates will be made on each Distribution Date, commencing
                            September 6, 1996.

  B.  Pass Through Rate..   _____% per annum (the "Pass Through Rate").

  C.  Interest...........   On each Distribution Date, accrued interest at the
                            Pass Through Rate on the outstanding Certificate
                            Balance will be paid generally to the extent of
                            funds available following payment of the Servicing
                            Fee and distributions in respect of the Notes from
                            the Total Distribution Amount and the Reserve
                            Account. Interest will be calculated on the basis
                            of a 360-day year consisting of twelve 30-day
                            months. Interest in respect of a Distribution Date
                            will accrue from the Closing Date (in the case of
                            the first Distribution Date) or from the sixth day
                            of the month preceding the month of the
                            Distribution Date to and including the fifth day
                            of the month of such Distribution Date.



                                       2





  D.  Principal..........   No distributions of principal on the Certificates
                            will be made until all of the Notes have been paid
                            in full. On each Distribution Date commencing on
                            the Distribution Date on which the Notes are paid
                            in full, principal of the Certificates will be
                            payable in an amount generally equal to the
                            Certificateholders' Principal Distributable Amount
                            for the Collection Period preceding such
                            Distribution Date, to the extent of funds
                            available therefor following payment of the
                            Servicing Fee, payments of interest and principal,
                            if any, due in respect of the Notes and the
                            distribution of interest in respect of the
                            Certificates. The Certificateholders' Principal
                            Distributable Amount will be the Regular Principal
                            Distribution Amount (less, on the Distribution
                            Date on which the Notes are paid in full, the
                            portion thereof payable on the Notes). No
                            Receivable has a scheduled maturity date later
                            than August 31, 2002.

  E.  Optional Prepayment   The Certificates may be prepaid after the Pool
                            Balance declines to 10% or less of the Initial
                            Pool Balance.

Reserve Account..........   The "Reserve Account" will be created with an
                            initial deposit by CFC on the Closing Date of cash
                            or Eligible Investments having a value at least
                            equal to $82,499,518.

                            Certain amounts in the Reserve Account on any Distribution Date (after giving effect to all distributions made on such Distribution Date) in excess of the Specified Reserve Account Balance for such Distribution Date will generally be released to any affiliate of CFC. Subject to reduction as described below, the "Specified
                            Reserve Account Balance" with respect to any Distribution Date generally will be equal to the sum of (i) 1.00% of the Initial Pool Balance and
                            (ii) 4.50% of the Initial Pool Balance. However, with respect to the portion of the Specified
                            Reserve Account Balance set forth in clause (ii) above, so long as on any Distribution Date (except the first Distribution Date) the sum of (x) the outstanding principal balance of the Securities
                            (after giving effect to payments made on the prior
                            Distribution Date) and (y) the aggregate amount of Payaheads that have been collected but not yet applied as payments under the related Receivables as of the first day of the related Collection
                            Period is less than or equal to 98.00% of the Pool
                            Balance on the first day of the related Collection
                            Period, then the portion of the Specified Reserve
                            Account Balance set forth in clause (ii) above will be reduced to an amount equal to the product of (I) the Pool Balance on the first day of the related Collection Period and (II) the percentage
                            (which shall not be greater than 3.50% or less than zero) equal to (X) the percentage derived from the fraction, the numerator of which is the sum of (x) the outstanding principal balance of the Securities (after giving effect to payments made on the prior Distribution Date) and (y) the aggregate amount of Payaheads that have been collected but not yet applied as payments under the related Receivables as of the first day of the related Collection Period, and the denominator of which is such Pool Balance less (Y) 94.50%. Funds will be withdrawn from the Reserve Account up to the Available Amount, first, to cover any shortfalls in the amounts due to the Noteholders and, second, to cover shortfalls in the amounts due to the Certificateholders. On each Distribution Date, the Reserve Account will be reinstated up to the Specified Reserve Account
                            Balance to the extent of the portion, if any, of the Total Distribution Amount remaining after payment of the Servicing Fee and the amounts due to the Noteholders and Certificateholders.

                            The "Pool Balance" at any time will represent the aggregate principal balance of the Receivables at the end of the preceding Collection Period,





                                      3



                            after giving effect to all payments (other than Payaheads) received from Obligors, Advances and Purchase Amounts to be remitted by the Servicer or the Seller, as the case may be, all for such Collection Period, and all losses realized on Receivables liquidated during such Collection
                            Period.

Priority of Payments.....   Collections in respect of the Receivables for each
                            Collection Period will be applied in the following
                            order of priority: (i) the Servicing Fee, together
                            with any previously unpaid Servicing Fees, (ii)
                            amounts payable to the Noteholders; (iii) amounts
                            distributable to the Certificateholders and (iv)
                            the remaining balance, if any, to the Reserve
                            Account.

Rating of the Notes......   In the highest investment rating category by at
                            least two nationally recognized rating agencies.

Rating of the Certificates  At least in the "A" category or its equivalent by a least two nationally recognized rating agencies.

The Receivables Pool

           As of the Cutoff Date, each Receivable (i) had an outstanding gross balance of at least $1,000 and (ii) was not more than 30 days past due (an account is not considered past due if the amount past due is less than 10% of the scheduled monthly payment). As of the Cutoff Date, no Obligor on any Receivable was noted in the related records of the Seller as being the subject of a bankruptcy proceeding, and no Obligor on any Receivable financed a Financed Vehicle under the Seller's "New-Finance Buyer Plan" program. No selection procedures believed by the Seller to be adverse to Securityholders were used in selecting the Receivables.

           Set forth in the following tables is information concerning the composition, distribution by annual percentage rate ("APR") and the geographic distribution of the Receivables Pool as of the Cutoff Date.


                           Premier Auto Trust 1996-4
                      Composition of the Receivables Pool
                                                                              Weighted
                                                                               Average             Weighted           Average
   Weighted Average         Aggregate Principal          Number of            Remaining             Average          Principal
  APR of Receivables              Balance               Receivables             Term             Original Term        Balance
  ------------------        -------------------         -----------           ---------          -------------       ---------
        10.73%               $1,499,991,236.33            107,394           55.45 months         59.44 months        $13,967.18

                                                       Premier Auto Trust 1996-4
                                              Distribution by APR of the Receivables Pool


                                       Number of               Aggregate                Percent of Aggregate
             APR Range               Receivables          Principal Balance            Principal Balance(1)
             ---------               -----------          -----------------            --------------------
0.00% - 5.00%......................       3,196           $     49,418,347.39                     3.3%
5.01% - 6.00%......................         145                  2,327,447.74                     0.2
6.01% - 7.00%......................       1,716                 27,094,082.37                     1.8
7.01% - 8.00%......................       8,464                127,362,886.19                     8.5
8.01% - 9.00%......................      14,174                214,169,237.26                    14.3
9.01% - 10.00%.....................      21,102                306,804,646.49                    20.5
10.01% - 11.00%....................      16,725                244,634,393.20                    16.3






                                       4



11.01% - 12.00%....................    12,385                  173,960,885.49                    11.6
12.01% - 13.00%....................     9,513                  122,424,505.71                     8.2
13.01% - 14.00%....................     5,219                   58,374,899.43                     3.9
14.01% - 15.00%....................     3,434                   39,405,831.88                     2.6
15.01% - 16.00%....................     2,291                   28,156,435.96                     1.9
16.01% - 17.00%....................     2,263                   27,801,670.32                     1.9
17.01% - 18.00%....................     3,365                   43,549,114.17                     2.9
Greater than 18.00%................     3,402                   34,506,852.73                     2.3
                                      -------             -------------------                  ------
                                      107,394             $  1,499,991,236.33                  100.20%
                                      =======             ===================                  ======

- ------------------
(1)  Percentages may not add to 100.0% because of rounding.




                           Premier Auto Trust 1996-4
                Geographic Distribution of the Receivables Pool


                               Percent of                           Percent of
                               Aggregate                            Aggregate
                               Principal                            Principal
            State(1)           Balance(2)         State(1)         Balance(2)
            --------           ----------         --------         ----------
Alabama.....................     1.0%      Montana.................       0.1%
Alaska......................     0.2       Nebraska................       0.5
Arizona.....................     1.4       Nevada..................       0.6
Arkansas....................     1.6       New Hampshire...........       2.5
California..................     6.1       New Jersey..............       4.9
Colorado....................     0.9       New Mexico..............       0.3
Connecticut.................     1.3       New York................       5.6
Delaware....................     0.2       North Carolina..........       4.2
District of Columbia........     0.0       North Dakota............       0.2
Florida.....................     4.6       Ohio....................       0.8
Georgia.....................     2.5       Oklahoma................       1.5
Hawaii......................     0.7       Oregon..................       1.4
Idaho.......................     0.4       Pennsylvania............       6.2
Illinois....................     4.1       Rhode Island............       0.6
Indiana.....................     2.0       South Carolina..........       2.1
Iowa........................     0.7       South Dakota............       0.2
Kansas......................     0.8       Tennessee...............       2.3
Kentucky....................     0.7       Texas...................       7.0
Louisiana...................     2.6       Utah....................       0.5
Maine.......................     0.9       Vermont.................       0.5
Maryland....................     5.2       Virginia................       3.3
Massachusetts...............     3.8       Washington..............       1.5
Michigan....................     4.1       West Virginia...........       0.3
Minnesota...................     1.7       Wisconsin...............       1.2
Mississippi.................     0.4       Wyoming.................       0.1
Missouri....................     4.2                                    -----
                                                                       100.5%
                                                                        -----

- -------------------------------
(1)        Based on physical addresses of the dealers originating the receivables.
(2)        Percentages may not add to 100.0% because of rounding.

           Approximately 28.00% of the aggregate principal balance of the Receivables, constituting 33.04% of the number of the Receivables, represent previously titled vehicles. Approximately 77.01% of the aggregate principal balance of the Receivables represent financing of vehicles manufactured or distributed by Chrysler.

Delinquencies, Repossessions and Net Losses

           Set forth below is certain information concerning the experience of CFC and its United States subsidiaries pertaining to retail new and used automobile and light duty truck receivables, including those previously sold which CFC continues to service. Chrysler Credit Corporation, which was merged into the Seller on December 31, 1995, began originating Fixed Value Receivables in July 1991. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables will be comparable to that set forth below.




                                                       Delinquency Experience(1)


                                         At June 30,                                           At December 31,
                                         -----------                                           ---------------
                               1996                       1995                      1995                    1994
                       -------------------       --------------------      ---------------------      -----------------
                       Number of                 Number of                  Number of                 Number of
                       Contracts     Amount      Contracts      Amount      Contracts     Amount      Contracts      Amount
                       ---------     ------      ---------      ------      ---------     ------      ---------      ------
                                    (Dollars in Millions)                                     (Dollars in Millions)


Portfolio              1,673,622     $  21,138    1,593,177     $ 19,993    1,653,533    $  20,913    1,444,736      $ 16,977

Period of
Delinquency
  31-60 Days              48,199     $     624       32,474     $    406       55,507    $     720       25,888           293
  61 Days or More .        4,899            72        3,376           48        6,792          100        2,085      $     27
                       ---------     ---------    ---------     --------    ---------    ---------    ---------      --------
Total Delinquencies       53,098     $     696       35,850     $    454       62,299    $     820       27,973      $    320

Total Delinquencies
as
 a Percent of the
  Portfolio                 3.17%         3.29%        2.25%        2.27%        3.77%        3.92%        1.94%         1.88%



                                                               At December 31,
                                ----------------------------------------------------------------------
                                           1993                      1992                   1991
                                 -----------------------   --------------------      -----------------
                                   Number of               Number of                 Number of
                                   Contracts  Amount       Contracts    Amount       Contracts    Amount
                                   ---------  ------       ---------    ------       ---------    ------
                                                              Dollars in Millions)


Portfolio                        1,352,218    $  14,116    1,344,799    $  12,082    1,437,451    $ 11,994

Period of Delinquency
  31-60 Days                        16,350    $     153       15,964    $     134       21,025    $    180
  61 Days or More                    1,383           15        1,376           13        2,048          20
                                 ---------    ---------    ---------    ---------    ---------    --------
Total Delinquencies                 17,733    $     168       17,340    $     147       23,073    $    200

Total Delinquencies as
  a Percent of the Portfolio .        1.31%        1.19%        1.29%        1.22%        1.61%       1.67%

- --------------------------
(1) All amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sale contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts which CFC continues to service.




                    Credit Loss/Repossession Experience(1)

                                           Six Months
                                              Ended
                                             June 30,                                  Year Ended December 31,
                                         --------------             --------------------------------------------------------
                                         1996       1995            1995         1994         1993         1992          1991
                                         ----       ----            ----         ----         ----         ----          ----
                                                                 (Dollars in Millions)

Average Amount Outstanding
  During the Period...................   $20,888      $18,347       $  19,486    $  15,517    $  12,882    $  11,818     $ 12,709

Average Number of Contracts
  Outstanding During the Period....... 1,659,755    1,513,418       1,572,963    1,396,497    1,341,084    1,382,898     1,517,178

Percent of Contracts Acquired
  During the Period with Recourse
  to the Dealer.......................       9.1%        16.1%           14.8%        17.0%        16.2%        15.8%        21.7%

Repossessions as a Percent of
  Average Number of Contracts
  Outstanding(2)......................      3.80%        2.57%           3.05%        2.36%        2.15%        2.31%        2.63%

Net Losses as a Percent of
  Liquidations(3)(4)..................      3.12%        1.74%           2.25%        1.38%        1.34%        1.71%        2.28%

Net Losses as a Percent of                  1.67%        0.88%           1.16%        0.73%        0.75%        0.97%        1.21%
  Average Amount Outstanding(2)(3)....

- --------------------
(1) Except as indicated, all amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sales contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts that CFC continues to service.

(2) Percentages have been annualized for the six months ended June 30, 1996 and 1995 and are not necessarily indicative of the experience for the year.

(3) Net losses are equal to the aggregate of the balances of all contracts which are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, including any losses resulting from disposition expenses and any losses resulting from the failure to recover commissions to dealers with respect to contracts that are prepaid or charged off.

(4) Liquidations represent a reduction in the outstanding balances of the contracts as a result of monthly cash payments and charge-offs.


During the fourth quarter of 1995 and the first six months of 1996, CFC experienced higher credit losses on automotive retail receivables. CFC management attributes the increased losses to the combined effect of general economic conditions, changes in the credit mix of CFC's retail receivable originations that resulted in an increase in the frequency of repossessions, and organizational realignments that affected retail collections. Second quarter 1996 net credit losses improved 24 percent as compared to the first quarter of 1996 due to an improved credit mix of retail originations and the continuation of organizational realignments. However, no assurance as to future results can be given.

           The net loss figures above reflect the fact that the Seller had recourse to Dealers on a portion of its retail installment sale contracts. By aggregate principal balance, approximately 3.15% of the Receivables represent contracts with recourse to Dealers.